The James Advantage Funds

James Long-Short Fund

James Mid Cap Fund

Supplement dated April 2, 2019

to the

Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”)

each dated November 1, 2018, as supplemented

Notice of Liquidation

The Board of Trustees of The James Advantage Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the James Long-Short Fund and the James Mid Cap Fund (each, a “Fund” and together, the “Funds”), each a series of the Trust. The liquidation of each Fund is subject to approval by a majority of the outstanding voting securities of that Fund, determined as of the close of business on April 2, 2019 (the “Record Date”). As a result of three shareholders of each Fund collectively owning a majority of the outstanding voting securities of that Fund and indicating that they would vote in favor of such liquidation, shareholder approval is anticipated to be received with respect to each Fund in late April or early May 2019. You are not being asked to vote on the liquidation of your Fund. If a Fund receives shareholder approval, that Fund will be liquidated on or around June 14, 2019 (the “Liquidation Date”).

The following information applies to each Fund

Effective as of the opening of business on April 2, 2019, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

Effective as of the opening of business on April 2, 2019, the Adviser has voluntarily waived its management fee through the Liquidation Date.

Prior to the Liquidation Date, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains. Please refer to the “Dividends and Distributions” and “Taxes” sections in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record as of the close of business on the business day preceding the Liquidation Date all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

IN LIGHT OF THE PLANNED LIQUIDATION, effective April 2, 2019, SHARES OF THE Fund WILL NO LONGER BE OFFERED TO NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS) OR BE AVAILABLE FOR EXCHANGES FROM OTHER FUNDS OF THE TRUST.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

NOTICE OF INTERIM ADVISORY AGREEMENT

James Investment Research, Inc. (“JIR” or the “Adviser”) currently serves as the investment adviser to each Fund pursuant to separate management agreements between the Trust, on behalf of each Fund and the Adviser (the “Current Management Agreements”). JIR is owned by the Frank E. James Trust (the “Dr. James Trust”), the sole trustee of which was Frank E. James (“Dr. James”). On March 13, 2019, Dr. James passed away. Under the Frank E. James Trust Agreement, Dr. James’ spouse became the sole trustee of the Dr. James Trust upon Dr. James’ death (the “Initial Change of Control Event”). This transfer of control is deemed to be a “change in control” of JIR for the purpose of the Investment Company Act of 1940, as amended (the “1940 Act”) and, under the provisions of the 1940 Act, caused the automatic termination of each Fund’s Current Management Agreement, subject to the ability of the Trust to subsequently enter into an interim investment management agreement on the terms described in the next paragraph below.

On March 25, 2019, the Board of Trustees requested and received materials from the Adviser and held a meeting to consider and approve an interim investment management agreement on behalf of each Fund and JIR (the “Interim Agreements”). The Interim Agreements took effect upon their approval by the Board and will continue for a term of not more than 150 days from the date of the Initial Change of Control Event. Each Interim Agreement allows JIR to continue to serve as the Adviser to each Fund, under terms that are the same in all material respects to the Current Management Agreements except for the effective date of the Interim Agreements and the 150-day term (the “Termination Date”).

On April 1, 2019, the Board of Trustees held an in-person meeting and discussed with representatives of the Adviser additional proposed changes to the trustees of the Dr. James Trust, which are anticipated to be implemented in early April. Such changes will also, upon implementation, constitute a “change of control” of JIR. The Board considered and approved an amended and restated interim investment management agreement on behalf of each Fund and JIR (the “Amended and Restated Interim Agreements”). The Amended and Restated Interim Agreements will take effect upon the implementation of the proposed changes to the trustees of the Dr. James Trust and will allow JIR to continue to serve as the Adviser to each Fund, under terms that are the same in all material respects to the Interim Agreements including the Termination Date, except for the addition of terms concerning the escrow of JIR’s management fees during the period in which the Amended and Restated Advisory Agreements are in effect (the “Interim Period”). Ordinarily, any management fees earned by JIR during the Interim Period would be held in an interest-bearing account the Trust's custodian or a bank; however as described above, JIR has agreed to waive any management fees earned during the Interim Period.

GOVERNANCE AND COMPENSATION COMMITTEE

On April 1, 2019, the Board established the Governance and Compensation Committee, which among other things, will advise and assist the Board in establishing, implementing and executing policies, procedures and practices that seek to assure orderly and effective governance of the Trust, including compensation arrangements. The members of the Governance and Compensation Committee include Messrs. Russell (Chairman), D'Angelo, Brandon, Brown, and Chelle, each of whom is an independent Trustee.

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THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS

AND PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE

REFERENCE.

The Funds’ Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission and are incorporated herein by reference. For a free paper or electronic copy of the Funds’ Prospectus, SAI, including any supplements thereto, and other information, go to http://www.jamesfunds.com, call 1-800-99JAMES (1-800-995-2637) or ask any financial intermediary who offers shares of the Funds.